SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 8, 2008

SOMERSET INTERNATIONAL GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	0-10854	13-27956-75
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

90 Washington Valley Road
Bedminster, New Jersey 07921
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(908) 719-8909
(ISSUER TELEPHONE NUMBER)
(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On September 8, 2008, Somerset International Group, Inc. (“we” or the “Company”) entered into an amendment to its (i) Debenture dated June 12, 2007 (the “June Debenture”) between Dutchess Private Equities Fund, Ltd. (“Dutchess”) and our company; and (ii) Debenture dated November 13, 2007 (the “November Debenture”) between Dutchess and our company (collectively, the “Debenture”).  Pursuant to the amendment we parties agreed to the following:

1.
We shall pay interest at the rate of 14% per annum, compounded daily, on the unpaid face amount of the Debenture to Dutchess.  We shall make mandatory monthly interest payments at 12% of the interest accrued on the principal balance of the Debenture from the last interest payment until such time as the current interest payment is due and payable; the remaining 2% of the interest shall accrue and be due and payable upon request from Dutchess or upon the maturity date.

2.	We warrant that no indebtedness of our company is senior to the Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise.

3.	As to the June Debenture, commencing on December 30, 2007, we agreed to make the following monthly amortizing payments:

December 30, 2007 – May 31, 2008	Fifteen thousand dollars ($15,000)/month
June 30, 2008	Thirty-five thousand dollars ($35,000)
July 31, 2008	Fifteen thousand dollars ($15,000)
August 31, 2008 – December 30, 2008	Two thousand dollars ($2,000)/month
January 31, 2009 – May 31, 2009	Forty-five thousand dollars ($45,000)/month
June 30, 2009 thereafter until the face amount is paid in full	Seventy-five thousand dollars ($75,000)/month

4.	As to the November Debenture, commencing on December 30, 2007, we shall make the following monthly amortizing payments:

January 31, 2008 – July 31, 2008	Eight thousand dollars ($8,000)
August 31, 2008 – January 31, 2009	Three thousand dollars ($3,000)
February 28, 2009 – July 31, 2009	Twenty thousand dollars ($20,000)/month
August 31, 2009 – April 30, 2010	Thirty thousand dollars ($30,000)/month
May 31, 2010 thereafter until the face amount is paid in full	Forty thousand dollars ($40,000)/month

5.	As additional consideration for Dutchess to enter into this Amendment, we provided a warrant to Dutchess to purchase up to 900,000 shares of our common stock with an exercise price equal to par value.

A copy of the Addendum is included as Exhibit 10.1 to this Current Report and is hereby incorporated by reference. All references to the Addendum and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

Item 9.01 Exhibits.

(c)            Exhibits

NUMBER	EXHIBIT
10.1	Addendum to the Debenture dated September 8, 2008
10.2	Warrant No. September 2008 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Somerset International Group, Inc.

By: /s/ John X. Adiletta
John X. Adiletta
President

Dated: September 15, 2008